                                POWER OF ATTORNEY

     Each of the undersigned does hereby appoint Paul J. Leighton, John A. Rasmussen, Jr. and J. Sue Rozema, and each of them severally, his true or her true and lawful attorneys, with full power of substitution in his or her name, place and stead, to execute on his or her behalf a Registration Statement on Form S-3 of MidAmerican Energy Company relating to the issuance and sale of up to $500,000,000 principal amount of bonds, notes, debentures or other evidences of indebtedness and other aspects of the financing transactions related to such issuance and sale, to be filed pursuant to the Securities Act of 1933, as amended, and any and all amendments thereto (including post-effective amendments), and other documents relating thereto, including exhibits, and to file the same with the Securities and Exchange Commission. Each of such attorneys shall have full power and authority to do and perform each and every act with or without the others.

     IN WITNESS WHEREOF, the undersigned have duly executed this instrument as of October 31, 1996.

MIDAMERICAN ENERGY COMPANY


/s/Russell E.Christiansen
-----------------------------------     ----------------------------------------
(Russell E. Christiansen) Chairman      (Stanley J. Bright) President,
 and Director                            Chief Executive Officer and Director


-----------------------------------     ----------------------------------------
(John W. Aalfs) Director                (Robert A. Burnett) Director


-----------------------------------     ----------------------------------------
(Ross D. Christensen) Director          (John W. Colloton) Director


-----------------------------------     ----------------------------------------
(Frank S. Cottrell) Director            (Jack W. Eugster) Director


-----------------------------------     ----------------------------------------
(Mel Foster, Jr.) Director              (Nolden Gentry) Director


-----------------------------------     ----------------------------------------
(James M. Hoak, Jr.) Director           (Richard L. Lawson) Director


-----------------------------------     ----------------------------------------
(Robert L. Peterson) Director           (Nancy L. Seifert) Director


-----------------------------------     ----------------------------------------
(W.  Scott Tinsman) Director               (Leonard L. Woodruff) Director

                                POWER OF ATTORNEY

     Each of the undersigned does hereby appoint Paul J. Leighton, John A. Rasmussen, Jr. and J. Sue Rozema, and each of them severally, his true or her true and lawful attorneys, with full power of substitution in his or her name, place and stead, to execute on his or her behalf a Registration Statement on Form S-3 of MidAmerican Energy Company relating to the issuance and sale of up to $500,000,000 principal amount of bonds, notes, debentures or other evidences of indebtedness and other aspects of the financing transactions related to such issuance and sale, to be filed pursuant to the Securities Act of 1933, as amended, and any and all amendments thereto (including post-effective amendments), and other documents relating thereto, including exhibits, and to file the same with the Securities and Exchange Commission. Each of such attorneys shall have full power and authority to do and perform each and every act with or without the others.

     IN WITNESS WHEREOF, the undersigned have duly executed this instrument as of October 31, 1996.

MIDAMERICAN ENERGY COMPANY


                                        /s/Stanley J. Bright
-----------------------------------     ----------------------------------------
(Russell E. Christiansen) Chairman      (Stanley J. Bright) President,
  and Director                            Chief Executive Officer and Director


-----------------------------------     ----------------------------------------
(John W. Aalfs) Director                (Robert A. Burnett) Director


-----------------------------------     ----------------------------------------
(Ross D. Christensen) Director          (John W. Colloton) Director


-----------------------------------     ----------------------------------------
(Frank S. Cottrell) Director            (Jack W. Eugster) Director


-----------------------------------     ----------------------------------------
(Mel Foster, Jr.) Director              (Nolden Gentry) Director


-----------------------------------     ----------------------------------------
(James M. Hoak, Jr.) Director           (Richard L. Lawson) Director


-----------------------------------     ----------------------------------------
(Robert L. Peterson) Director           (Nancy L. Seifert) Director


-----------------------------------     ----------------------------------------
(W.  Scott Tinsman) Director               (Leonard L. Woodruff) Director

                                POWER OF ATTORNEY

     Each of the undersigned does hereby appoint Paul J. Leighton, John A. Rasmussen, Jr. and J. Sue Rozema, and each of them severally, his true or her true and lawful attorneys, with full power of substitution in his or her name, place and stead, to execute on his or her behalf a Registration Statement on Form S-3 of MidAmerican Energy Company relating to the issuance and sale of up to $500,000,000 principal amount of bonds, notes, debentures or other evidences of indebtedness and other aspects of the financing transactions related to such issuance and sale, to be filed pursuant to the Securities Act of 1933, as amended, and any and all amendments thereto (including post-effective amendments), and other documents relating thereto, including exhibits, and to file the same with the Securities and Exchange Commission. Each of such attorneys shall have full power and authority to do and perform each and every act with or without the others.

     IN WITNESS WHEREOF, the undersigned have duly executed this instrument as of October 31, 1996.

MIDAMERICAN ENERGY COMPANY


-----------------------------------     ----------------------------------------
(Russell E. Christiansen) Chairman      (Stanley J. Bright) President,
  and Director                            Chief Executive Officer and Director


/s/John W. Aalfs
-----------------------------------     ----------------------------------------
(John W. Aalfs) Director                (Robert A. Burnett) Director


-----------------------------------     ----------------------------------------
(Ross D. Christensen) Director          (John W. Colloton) Director


-----------------------------------     ----------------------------------------
(Frank S. Cottrell) Director            (Jack W. Eugster) Director


-----------------------------------     ----------------------------------------
(Mel Foster, Jr.) Director              (Nolden Gentry) Director


-----------------------------------     ----------------------------------------
(James M. Hoak, Jr.) Director           (Richard L. Lawson) Director


-----------------------------------     ----------------------------------------
(Robert L. Peterson) Director           (Nancy L. Seifert) Director


-----------------------------------     ----------------------------------------
(W.  Scott Tinsman) Director               (Leonard L. Woodruff) Director

                                POWER OF ATTORNEY

     Each of the undersigned does hereby appoint Paul J. Leighton, John A. Rasmussen, Jr. and J. Sue Rozema, and each of them severally, his true or her true and lawful attorneys, with full power of substitution in his or her name, place and stead, to execute on his or her behalf a Registration Statement on Form S-3 of MidAmerican Energy Company relating to the issuance and sale of up to $500,000,000 principal amount of bonds, notes, debentures or other evidences of indebtedness and other aspects of the financing transactions related to such issuance and sale, to be filed pursuant to the Securities Act of 1933, as amended, and any and all amendments thereto (including post-effective amendments), and other documents relating thereto, including exhibits, and to file the same with the Securities and Exchange Commission. Each of such attorneys shall have full power and authority to do and perform each and every act with or without the others.

    IN WITNESS WHEREOF, the undersigned have duly executed this instrument as of October 31, 1996.

MIDAMERICAN ENERGY COMPANY



-----------------------------------     ----------------------------------------
(Russell E. Christiansen) Chairman      (Stanley J. Bright) President,
  and Director                            Chief Executive Officer and Director


                                        /s/Robert A. Burnett
-----------------------------------     ----------------------------------------
(John W. Aalfs) Director                (Robert A. Burnett) Director


-----------------------------------     ----------------------------------------
(Ross D. Christensen) Director          (John W. Colloton) Director


-----------------------------------     ----------------------------------------
(Frank S. Cottrell) Director            (Jack W. Eugster) Director


-----------------------------------     ----------------------------------------
(Mel Foster, Jr.) Director              (Nolden Gentry) Director


-----------------------------------     ----------------------------------------
(James M. Hoak, Jr.) Director           (Richard L. Lawson) Director


-----------------------------------     ----------------------------------------
(Robert L. Peterson) Director           (Nancy L. Seifert) Director


-----------------------------------     ----------------------------------------
(W.  Scott Tinsman) Director               (Leonard L. Woodruff) Director

                                POWER OF ATTORNEY

     Each of the undersigned does hereby appoint Paul J. Leighton, John A. Rasmussen, Jr. and J. Sue Rozema, and each of them severally, his true or her true and lawful attorneys, with full power of substitution in his or her name, place and stead, to execute on his or her behalf a Registration Statement on Form S-3 of MidAmerican Energy Company relating to the issuance and sale of up to $500,000,000 principal amount of bonds, notes, debentures or other evidences of indebtedness and other aspects of the financing transactions related to such issuance and sale, to be filed pursuant to the Securities Act of 1933, as amended, and any and all amendments thereto (including post-effective amendments), and other documents relating thereto, including exhibits, and to file the same with the Securities and Exchange Commission. Each of such attorneys shall have full power and authority to do and perform each and every act with or without the others.

     IN WITNESS WHEREOF, the undersigned have duly executed this instrument as of October 31, 1996.

MIDAMERICAN ENERGY COMPANY


-----------------------------------     ----------------------------------------
(Russell E. Christiansen) Chairman      (Stanley J. Bright) President,
  and Director                            Chief Executive Officer and Director


-----------------------------------     ----------------------------------------
(John W. Aalfs) Director                (Robert A. Burnett) Director


/s/Ross D. Christensen
-----------------------------------     ----------------------------------------
(Ross D. Christensen) Director          (John W. Colloton) Director


-----------------------------------     ----------------------------------------
(Frank S. Cottrell) Director            (Jack W. Eugster) Director


-----------------------------------     ----------------------------------------
(Mel Foster, Jr.) Director              (Nolden Gentry) Director


-----------------------------------     ----------------------------------------
(James M. Hoak, Jr.) Director           (Richard L. Lawson) Director


-----------------------------------     ----------------------------------------
(Robert L. Peterson) Director           (Nancy L. Seifert) Director


-----------------------------------     ----------------------------------------
(W.  Scott Tinsman) Director               (Leonard L. Woodruff) Director

                                POWER OF ATTORNEY

     Each of the undersigned does hereby appoint Paul J. Leighton, John A. Rasmussen, Jr. and J. Sue Rozema, and each of them severally, his true or her true and lawful attorneys, with full power of substitution in his or her name, place and stead, to execute on his or her behalf a Registration Statement on Form S-3 of MidAmerican Energy Company relating to the issuance and sale of up to $500,000,000 principal amount of bonds, notes, debentures or other evidences of indebtedness and other aspects of the financing transactions related to such issuance and sale, to be filed pursuant to the Securities Act of 1933, as amended, and any and all amendments thereto (including post-effective amendments), and other documents relating thereto, including exhibits, and to file the same with the Securities and Exchange Commission. Each of such attorneys shall have full power and authority to do and perform each and every act with or without the others.

     IN WITNESS WHEREOF, the undersigned have duly executed this instrument as of October 31, 1996.

MIDAMERICAN ENERGY COMPANY


-----------------------------------     ----------------------------------------
(Russell E. Christiansen) Chairman      (Stanley J. Bright) President,
  and Director                            Chief Executive Officer and Director


-----------------------------------     ----------------------------------------
(John W. Aalfs) Director                (Robert A. Burnett) Director


                                        /s/John W. Colloton
-----------------------------------     ----------------------------------------
(Ross D. Christensen) Director          (John W. Colloton) Director


-----------------------------------     ----------------------------------------
(Frank S. Cottrell) Director            (Jack W. Eugster) Director


-----------------------------------     ----------------------------------------
(Mel Foster, Jr.) Director              (Nolden Gentry) Director


-----------------------------------     ----------------------------------------
(James M. Hoak, Jr.) Director           (Richard L. Lawson) Director


-----------------------------------     ----------------------------------------
(Robert L. Peterson) Director           (Nancy L. Seifert) Director


-----------------------------------     ----------------------------------------
(W.  Scott Tinsman) Director               (Leonard L. Woodruff) Director

                                POWER OF ATTORNEY

     Each of the undersigned does hereby appoint Paul J. Leighton, John A. Rasmussen, Jr. and J. Sue Rozema, and each of them severally, his true or her true and lawful attorneys, with full power of substitution in his or her name, place and stead, to execute on his or her behalf a Registration Statement on Form S-3 of MidAmerican Energy Company relating to the issuance and sale of up to $500,000,000 principal amount of bonds, notes, debentures or other evidences of indebtedness and other aspects of the financing transactions related to such issuance and sale, to be filed pursuant to the Securities Act of 1933, as amended, and any and all amendments thereto (including post-effective amendments), and other documents relating thereto, including exhibits, and to file the same with the Securities and Exchange Commission. Each of such attorneys shall have full power and authority to do and perform each and every act with or without the others.

     IN WITNESS WHEREOF, the undersigned have duly executed this instrument as of October 31, 1996.

MIDAMERICAN ENERGY COMPANY


-----------------------------------     ----------------------------------------
(Russell E. Christiansen) Chairman      (Stanley J. Bright) President,
  and Director                            Chief Executive Officer and Director


-----------------------------------     ----------------------------------------
(John W. Aalfs) Director                (Robert A. Burnett) Director


-----------------------------------     ----------------------------------------
(Ross D. Christensen) Director          (John W. Colloton) Director


/s/Frank S. Cottrell
-----------------------------------     ----------------------------------------
(Frank S. Cottrell) Director            (Jack W. Eugster) Director


-----------------------------------     ----------------------------------------
(Mel Foster, Jr.) Director              (Nolden Gentry) Director


-----------------------------------     ----------------------------------------
(James M. Hoak, Jr.) Director           (Richard L. Lawson) Director


-----------------------------------     ----------------------------------------
(Robert L. Peterson) Director           (Nancy L. Seifert) Director


-----------------------------------     ----------------------------------------
(W.  Scott Tinsman) Director               (Leonard L. Woodruff) Director

                                POWER OF ATTORNEY

     Each of the undersigned does hereby appoint Paul J. Leighton, John A. Rasmussen, Jr. and J. Sue Rozema, and each of them severally, his true or her true and lawful attorneys, with full power of substitution in his or her name, place and stead, to execute on his or her behalf a Registration Statement on Form S-3 of MidAmerican Energy Company relating to the issuance and sale of up to $500,000,000 principal amount of bonds, notes, debentures or other evidences of indebtedness and other aspects of the financing transactions related to such issuance and sale, to be filed pursuant to the Securities Act of 1933, as amended, and any and all amendments thereto (including post-effective amendments), and other documents relating thereto, including exhibits, and to file the same with the Securities and Exchange Commission. Each of such attorneys shall have full power and authority to do and perform each and every act with or without the others.

     IN WITNESS WHEREOF, the undersigned have duly executed this instrument as of October 31, 1996.

MIDAMERICAN ENERGY COMPANY


-----------------------------------     ----------------------------------------
(Russell E. Christiansen) Chairman      (Stanley J. Bright) President,
  and Director                            Chief Executive Officer and Director


-----------------------------------     ----------------------------------------
(John W. Aalfs) Director                (Robert A. Burnett) Director


-----------------------------------     ----------------------------------------
(Ross D. Christensen) Director          (John W. Colloton) Director


                                        /s/Jack W. Eugster
-----------------------------------     ----------------------------------------
(Frank S. Cottrell) Director            (Jack W. Eugster) Director


-----------------------------------     ----------------------------------------
(Mel Foster, Jr.) Director              (Nolden Gentry) Director


-----------------------------------     ----------------------------------------
(James M. Hoak, Jr.) Director           (Richard L. Lawson) Director


-----------------------------------     ----------------------------------------
(Robert L. Peterson) Director           (Nancy L. Seifert) Director


-----------------------------------     ----------------------------------------
(W.  Scott Tinsman) Director               (Leonard L. Woodruff) Director

                                POWER OF ATTORNEY

     Each of the undersigned does hereby appoint Paul J. Leighton, John A. Rasmussen, Jr. and J. Sue Rozema, and each of them severally, his true or her true and lawful attorneys, with full power of substitution in his or her name, place and stead, to execute on his or her behalf a Registration Statement on Form S-3 of MidAmerican Energy Company relating to the issuance and sale of up to $500,000,000 principal amount of bonds, notes, debentures or other evidences of indebtedness and other aspects of the financing transactions related to such issuance and sale, to be filed pursuant to the Securities Act of 1933, as amended, and any and all amendments thereto (including post-effective amendments), and other documents relating thereto, including exhibits, and to file the same with the Securities and Exchange Commission. Each of such attorneys shall have full power and authority to do and perform each and every act with or without the others.

     IN WITNESS WHEREOF, the undersigned have duly executed this instrument as of October 31, 1996.

MIDAMERICAN ENERGY COMPANY


-----------------------------------     ----------------------------------------
(Russell E. Christiansen) Chairman      (Stanley J. Bright) President,
  and Director                            Chief Executive Officer and Director


-----------------------------------     ----------------------------------------
(John W. Aalfs) Director                (Robert A. Burnett) Director


-----------------------------------     ----------------------------------------
(Ross D. Christensen) Director          (John W. Colloton) Director


-----------------------------------     ----------------------------------------
(Frank S. Cottrell) Director            (Jack W. Eugster) Director


/s/Mel Foster, Jr.
-----------------------------------     ----------------------------------------
(Mel Foster, Jr.) Director              (Nolden Gentry) Director


-----------------------------------     ----------------------------------------
(James M. Hoak, Jr.) Director           (Richard L. Lawson) Director


-----------------------------------     ----------------------------------------
(Robert L. Peterson) Director           (Nancy L. Seifert) Director


-----------------------------------     ----------------------------------------
(W.  Scott Tinsman) Director               (Leonard L. Woodruff) Director

                                POWER OF ATTORNEY

     Each of the undersigned does hereby appoint Paul J. Leighton, John A. Rasmussen, Jr. and J. Sue Rozema, and each of them severally, his true or her true and lawful attorneys, with full power of substitution in his or her name, place and stead, to execute on his or her behalf a Registration Statement on Form S-3 of MidAmerican Energy Company relating to the issuance and sale of up to $500,000,000 principal amount of bonds, notes, debentures or other evidences of indebtedness and other aspects of the financing transactions related to such issuance and sale, to be filed pursuant to the Securities Act of 1933, as amended, and any and all amendments thereto (including post-effective amendments), and other documents relating thereto, including exhibits, and to file the same with the Securities and Exchange Commission. Each of such attorneys shall have full power and authority to do and perform each and every act with or without the others.

     IN WITNESS WHEREOF, the undersigned have duly executed this instrument as of October 31, 1996.

MIDAMERICAN ENERGY COMPANY


-----------------------------------     ----------------------------------------
(Russell E. Christiansen) Chairman      (Stanley J. Bright) President,
  and Director                            Chief Executive Officer and Director


-----------------------------------     ----------------------------------------
(John W. Aalfs) Director                (Robert A. Burnett) Director


-----------------------------------     ----------------------------------------
(Ross D. Christensen) Director          (John W. Colloton) Director


-----------------------------------     ----------------------------------------
(Frank S. Cottrell) Director            (Jack W. Eugster) Director


                                        /s/Nolden Gentry
-----------------------------------     ----------------------------------------
(Mel Foster, Jr.) Director              (Nolden Gentry) Director


-----------------------------------     ----------------------------------------
(James M. Hoak, Jr.) Director           (Richard L. Lawson) Director


-----------------------------------     ----------------------------------------
(Robert L. Peterson) Director           (Nancy L. Seifert) Director


-----------------------------------     ----------------------------------------
(W.  Scott Tinsman) Director               (Leonard L. Woodruff) Director

                                POWER OF ATTORNEY

     Each of the undersigned does hereby appoint Paul J. Leighton, John A. Rasmussen, Jr. and J. Sue Rozema, and each of them severally, his true or her true and lawful attorneys, with full power of substitution in his or her name, place and stead, to execute on his or her behalf a Registration Statement on Form S-3 of MidAmerican Energy Company relating to the issuance and sale of up to $500,000,000 principal amount of bonds, notes, debentures or other evidences of indebtedness and other aspects of the financing transactions related to such issuance and sale, to be filed pursuant to the Securities Act of 1933, as amended, and any and all amendments thereto (including post-effective amendments), and other documents relating thereto, including exhibits, and to file the same with the Securities and Exchange Commission. Each of such attorneys shall have full power and authority to do and perform each and every act with or without the others.

     IN WITNESS WHEREOF, the undersigned have duly executed this instrument as of October 31, 1996.

MIDAMERICAN ENERGY COMPANY


-----------------------------------     ----------------------------------------
(Russell E. Christiansen) Chairman      (Stanley J. Bright) President,
  and Director                            Chief Executive Officer and Director


-----------------------------------     ----------------------------------------
(John W. Aalfs) Director                (Robert A. Burnett) Director


-----------------------------------     ----------------------------------------
(Ross D. Christensen) Director          (John W. Colloton) Director


-----------------------------------     ----------------------------------------
(Frank S. Cottrell) Director            (Jack W. Eugster) Director


-----------------------------------     ----------------------------------------
(Mel Foster, Jr.) Director              (Nolden Gentry) Director


/s/James M. Hoak, Jr.
-----------------------------------     ----------------------------------------
(James M. Hoak, Jr.) Director           (Richard L. Lawson) Director


-----------------------------------     ----------------------------------------
(Robert L. Peterson) Director           (Nancy L. Seifert) Director


-----------------------------------     ----------------------------------------
(W.  Scott Tinsman) Director               (Leonard L. Woodruff) Director

                                POWER OF ATTORNEY

     Each of the undersigned does hereby appoint Paul J. Leighton, John A. Rasmussen, Jr. and J. Sue Rozema, and each of them severally, his true or her true and lawful attorneys, with full power of substitution in his or her name, place and stead, to execute on his or her behalf a Registration Statement on Form S-3 of MidAmerican Energy Company relating to the issuance and sale of up to $500,000,000 principal amount of bonds, notes, debentures or other evidences of indebtedness and other aspects of the financing transactions related to such issuance and sale, to be filed pursuant to the Securities Act of 1933, as amended, and any and all amendments thereto (including post-effective amendments), and other documents relating thereto, including exhibits, and to file the same with the Securities and Exchange Commission. Each of such attorneys shall have full power and authority to do and perform each and every act with or without the others.

     IN WITNESS WHEREOF, the undersigned have duly executed this instrument as of October 31, 1996.

MIDAMERICAN ENERGY COMPANY



-----------------------------------     ----------------------------------------
(Russell E. Christiansen) Chairman      (Stanley J. Bright) President,
  and Director                            Chief Executive Officer and Director


-----------------------------------     ----------------------------------------
(John W. Aalfs) Director                (Robert A. Burnett) Director


-----------------------------------     ----------------------------------------
(Ross D. Christensen) Director          (John W. Colloton) Director


-----------------------------------     ----------------------------------------
(Frank S. Cottrell) Director            (Jack W. Eugster) Director


-----------------------------------     ----------------------------------------
(Mel Foster, Jr.) Director              (Nolden Gentry) Director


                                        /s/Richard L. Lawson
-----------------------------------     ----------------------------------------
(James M. Hoak, Jr.) Director           (Richard L. Lawson) Director


-----------------------------------     ----------------------------------------
(Robert L. Peterson) Director           (Nancy L. Seifert) Director


-----------------------------------     ----------------------------------------
(W.  Scott Tinsman) Director               (Leonard L. Woodruff) Director

                                POWER OF ATTORNEY

     Each of the undersigned does hereby appoint Paul J. Leighton, John A. Rasmussen, Jr. and J. Sue Rozema, and each of them severally, his true or her true and lawful attorneys, with full power of substitution in his or her name, place and stead, to execute on his or her behalf a Registration Statement on Form S-3 of MidAmerican Energy Company relating to the issuance and sale of up to $500,000,000 principal amount of bonds, notes, debentures or other evidences of indebtedness and other aspects of the financing transactions related to such issuance and sale, to be filed pursuant to the Securities Act of 1933, as amended, and any and all amendments thereto (including post-effective amendments), and other documents relating thereto, including exhibits, and to file the same with the Securities and Exchange Commission. Each of such attorneys shall have full power and authority to do and perform each and every act with or without the others.

     IN WITNESS WHEREOF, the undersigned have duly executed this instrument as of October 31, 1996.

MIDAMERICAN ENERGY COMPANY


-----------------------------------     ----------------------------------------
(Russell E. Christiansen) Chairman      (Stanley J. Bright) President,
  and Director                            Chief Executive Officer and Director


-----------------------------------     ----------------------------------------
(John W. Aalfs) Director                (Robert A. Burnett) Director


-----------------------------------     ----------------------------------------
(Ross D. Christensen) Director          (John W. Colloton) Director


-----------------------------------     ----------------------------------------
(Frank S. Cottrell) Director            (Jack W. Eugster) Director


-----------------------------------     ----------------------------------------
(Mel Foster, Jr.) Director              (Nolden Gentry) Director


-----------------------------------     ----------------------------------------
(James M. Hoak, Jr.) Director           (Richard L. Lawson) Director


/s/Robert L. Peterson
-----------------------------------     ----------------------------------------
(Robert L. Peterson) Director           (Nancy L. Seifert) Director


-----------------------------------     ----------------------------------------
(W.  Scott Tinsman) Director               (Leonard L. Woodruff) Director

                                POWER OF ATTORNEY

     Each of the undersigned does hereby appoint Paul J. Leighton, John A. Rasmussen, Jr. and J. Sue Rozema, and each of them severally, his true or her true and lawful attorneys, with full power of substitution in his or her name, place and stead, to execute on his or her behalf a Registration Statement on Form S-3 of MidAmerican Energy Company relating to the issuance and sale of up to $500,000,000 principal amount of bonds, notes, debentures or other evidences of indebtedness and other aspects of the financing transactions related to such issuance and sale, to be filed pursuant to the Securities Act of 1933, as amended, and any and all amendments thereto (including post-effective amendments), and other documents relating thereto, including exhibits, and to file the same with the Securities and Exchange Commission. Each of such attorneys shall have full power and authority to do and perform each and every act with or without the others.

     IN WITNESS WHEREOF, the undersigned have duly executed this instrument as of October 31, 1996.

MIDAMERICAN ENERGY COMPANY


-----------------------------------     ----------------------------------------
(Russell E. Christiansen) Chairman      (Stanley J. Bright) President,
  and Director                            Chief Executive Officer and Director


-----------------------------------     ----------------------------------------
(John W. Aalfs) Director                (Robert A. Burnett) Director


-----------------------------------     ----------------------------------------
(Ross D. Christensen) Director          (John W. Colloton) Director


-----------------------------------     ----------------------------------------
(Frank S. Cottrell) Director            (Jack W. Eugster) Director


-----------------------------------     ----------------------------------------
(Mel Foster, Jr.) Director              (Nolden Gentry) Director


-----------------------------------     ----------------------------------------
(James M. Hoak, Jr.) Director           (Richard L. Lawson) Director


                                        /s/Nancy L. Seifert
-----------------------------------     ----------------------------------------
(Robert L. Peterson) Director           (Nancy L. Seifert) Director


-----------------------------------     ----------------------------------------
(W.  Scott Tinsman) Director               (Leonard L. Woodruff) Director

                                POWER OF ATTORNEY

     Each of the undersigned does hereby appoint Paul J. Leighton, John A. Rasmussen, Jr. and J. Sue Rozema, and each of them severally, his true or her true and lawful attorneys, with full power of substitution in his or her name, place and stead, to execute on his or her behalf a Registration Statement on Form S-3 of MidAmerican Energy Company relating to the issuance and sale of up to $500,000,000 principal amount of bonds, notes, debentures or other evidences of indebtedness and other aspects of the financing transactions related to such issuance and sale, to be filed pursuant to the Securities Act of 1933, as amended, and any and all amendments thereto (including post-effective amendments), and other documents relating thereto, including exhibits, and to file the same with the Securities and Exchange Commission. Each of such attorneys shall have full power and authority to do and perform each and every act with or without the others.

     IN WITNESS WHEREOF, the undersigned have duly executed this instrument as of October 31, 1996.

MIDAMERICAN ENERGY COMPANY


-----------------------------------     ----------------------------------------
(Russell E. Christiansen) Chairman      (Stanley J. Bright) President,
  and Director                            Chief Executive Officer and Director


-----------------------------------     ----------------------------------------
(John W. Aalfs) Director                (Robert A. Burnett) Director


-----------------------------------     ----------------------------------------
(Ross D. Christensen) Director          (John W. Colloton) Director


-----------------------------------     ----------------------------------------
(Frank S. Cottrell) Director            (Jack W. Eugster) Director


-----------------------------------     ----------------------------------------
(Mel Foster, Jr.) Director              (Nolden Gentry) Director


-----------------------------------     ----------------------------------------
(James M. Hoak, Jr.) Director           (Richard L. Lawson) Director


-----------------------------------     ----------------------------------------
(Robert L. Peterson) Director           (Nancy L. Seifert) Director


/s/W. Scott Tinsman
-----------------------------------     ----------------------------------------
(W.  Scott Tinsman) Director               (Leonard L. Woodruff) Director

                                POWER OF ATTORNEY

     Each of the undersigned does hereby appoint Paul J. Leighton, John A. Rasmussen, Jr. and J. Sue Rozema, and each of them severally, his true or her true and lawful attorneys, with full power of substitution in his or her name, place and stead, to execute on his or her behalf a Registration Statement on Form S-3 of MidAmerican Energy Company relating to the issuance and sale of up to $500,000,000 principal amount of bonds, notes, debentures or other evidences of indebtedness and other aspects of the financing transactions related to such issuance and sale, to be filed pursuant to the Securities Act of 1933, as amended, and any and all amendments thereto (including post-effective amendments), and other documents relating thereto, including exhibits, and to file the same with the Securities and Exchange Commission. Each of such attorneys shall have full power and authority to do and perform each and every act with or without the others.

     IN WITNESS WHEREOF, the undersigned have duly executed this instrument as of October 31, 1996.

MIDAMERICAN ENERGY COMPANY


-----------------------------------     ----------------------------------------
(Russell E. Christiansen) Chairman      (Stanley J. Bright) President,
  and Director                            Chief Executive Officer and Director


-----------------------------------     ----------------------------------------
(John W. Aalfs) Director                (Robert A. Burnett) Director


-----------------------------------     ----------------------------------------
(Ross D. Christensen) Director          (John W. Colloton) Director


-----------------------------------     ----------------------------------------
(Frank S. Cottrell) Director            (Jack W. Eugster) Director


-----------------------------------     ----------------------------------------
(Mel Foster, Jr.) Director              (Nolden Gentry) Director


-----------------------------------     ----------------------------------------
(James M. Hoak, Jr.) Director           (Richard L. Lawson) Director


-----------------------------------     ----------------------------------------
(Robert L. Peterson) Director           (Nancy L. Seifert) Director


                                        /s/Leonard L. Woodruff
-----------------------------------     ----------------------------------------
(W.  Scott Tinsman) Director               (Leonard L. Woodruff) Director